THE FAIRCHILD CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma consolidated financial statements give effect to the disposition of the fastener business to Alcoa for approximately $657.1 million and to our tender offer for all of our 10 3/4% senior subordinated notes due 2009. The unaudited pro forma consolidated statement of earnings for the three months ended September 29, 2002 and the year ended June 30, 2002 gives effect to the disposition of the fastener business and to our tender offer for our 10 3/4% senior subordinated notes due 2009 as if they occurred on July 1, 2002 and July 1, 2001, respectively. The unaudited pro forma consolidated balance sheet as of September 29, 2002 gives effect to the disposition of the fastener business and to our tender offer for our 10 3/4% senior subordinated notes due 2009 as if they occurred on September 29, 2002.

     The pro forma adjustments are based on preliminary estimates of currently available information and assumptions that we believe are reasonable. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not intended to be indicative of either future results of our operations or results that might have been achieved if the transactions occurred on the dates specified.

      The unaudited pro forma consolidated financial statements should be read in conjunction with the company's historical consolidated financial statements and the related notes included in our Quarterly Report on Form 10-Q for the period ended September 29, 2002 and our Annual Report on Form 10-K and as amended for the year ended June 30, 2002 incorporated by reference herein.

     Based upon these pro forma statements, and as if the disposition of the fastener business had occurred on September 29, 2002, we would have recognized a $38.7 million pre-tax gain on the sale of our fastener business after the write-off of $4.3 million of deferred loan fees, estimated state taxes of $6.0 million, estimated professional fees of $6.0 million, and maximum payment of bonus and change of control fees of $29.0 million.

                            THE FAIRCHILD CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                  For the Three Months Ended September 29, 2002 (In thousands, except per share data)

                                                 Fairchild        Fasteners          Fasteners          Tender       Fairchild
                                                 Historical       Historical(a)    Disposition(b)      Offer(c)      Pro Forma
                                                 -----------    --------------    ----------------    ----------    ------------
 Net sales                                        $ 137,228        $(119,432)             $     -         $   -        $ 17,796
 Rental revenue                                       1,765                 -                   -             -           1,765
 Other income (expense)                                 849             (629)                   -             -             220
                                                 -----------    --------------    ----------------    ----------    ------------
                                                    139,842         (120,061)                   -             -          19,781

 Costs and expenses:
   Cost of sales                                    105,291          (91,320)                   -             -          13,971
   Cost of rental revenue                             1,232                 -                   -             -           1,232
   Selling, general & administrative                 27,994          (19,322)                   -             -           8,672 (e)
                                                 -----------    --------------    ----------------    ----------    ------------
                                                    134,517         (110,642)                   -             -          23,875

Operating income                                      5,325           (9,419)                   -             -         (4,094)

 Net interest expense                              (10,998)               250 (d)           2,865 (d)     5,409 (d)     (2,474) (f)
 Net investment loss                                   (52)                 -                   -             -            (52)
 Change in fair market value of interest rate
    Contract                                        (6,776)                 -                   -             -         (6,776)
                                                 -----------    --------------    ----------------    ----------    ------------
 Earnings before taxes                             (12,501)           (9,169)               2,865         5,409        (13,396)
 Income tax (provision) benefit                       5,210             3,209             (1,003)       (1,893)           5,523
                                                 -----------    --------------    ----------------    ----------    ------------
 Earnings (loss) from continuing operations        $(7,291)        $  (5,960)           $   1,862        $3,516       $ (7,873)
                                                 -----------    --------------    ----------------    ----------    ------------


 Earnings per share from continuing operations:
     Basic                                         $ (0.29)                                                            $ (0.32)
     Diluted                                         (0.29)                                                              (0.32)

 Weighted average shares outstanding:
     Basic                                           25,162                                                              25,162
     Diluted                                         25,162                                                              25,162








 The accompanying notes to the Unaudited Pro Forma Consolidated Statements of Earnings are an integral part of these statements.

                            THE FAIRCHILD CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
            For the Twelve Months Ended June 30, 2002 (In thousands,
                             except per share data)


                                                 Fairchild      Fasteners          Fasteners          Tender       Fairchild
                                                 Historical    Historical(a)     Disposition(b)      Offer(c)      Pro Forma
                                                 -----------  --------------    ----------------    ----------    ------------
 Net sales                                         $624,093      $(546,211)             $     -         $   -        $ 77,882
 Rental revenue                                       6,679               -                   -             -           6,679
 Other income (expense)                               5,021           (254)                   -             -           4,767
                                                 -----------  --------------    ----------------    ----------    ------------
                                                    635,793       (546,465)                   -             -          89,328

 Costs and expenses:
   Cost of sales                                    472,270       (408,254)                   -             -          64,016
   Cost of rental revenue                             4,911               -                   -             -           4,911
   Selling, general & administrative                128,342        (87,688)                   -             -          40,654 (e)
   Impairment expense                                 3,435               -                   -             -           3,435
                                                 -----------  --------------    ----------------    ----------    ------------
                                                    608,958       (495,942)                   -             -         113,016

 Operating income                                    26,835        (50,523)                   -             -        (23,688)

 Net interest expense                              (46,756)           1,410 (d)          12,427 (d)    23,158 (d)     (9,761) (f)
 Investment loss, net                                 (992)           (348)                   -             -         (1,340)
 Change in fair market value of interest rate
    contract                                        (4,567)               -                   -             -         (4,567)
                                                 -----------  --------------    ----------------    ----------    ------------
 Earnings before taxes                             (25,480)        (49,461)              12,427        23,158        (39,356)
 Income tax (provision) benefit                      15,377          17,311             (4,350)       (8,105)          20,233
 Equity in earnings (loss) of affiliates, net         (137)               -                   -             -           (137)
                                                 -----------  --------------    ----------------    ----------    ------------
 Earnings (loss) from continuing operations       $(10,240)      $ (32,150)           $   8,077       $15,053      $ (19,260)
                                                 -----------  --------------    ----------------    ----------    ------------


 Earnings per share from continuing operations:
     Basic                                         $ (0.41)                                                          $ (0.77)
     Diluted                                         (0.41)                                                            (0.77)

 Weighted average shares outstanding:
     Basic                                           25,155                                                            25,155
     Diluted                                         25,155                                                            25,155











 The accompanying notes to the Unaudited Pro Forma Consolidated Statements of Earnings are an integral part of these statements.

                            THE FAIRCHILD CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 29, 2002
                                 (In thousands)

                                                   Fairchild      Fasteners       Fasteners           Tender          Fairchild
                                                   Historical    Historical(a)   Disposition(b)      Offer(c)         Pro Forma
                                                   -----------  --------------  ---------------    -------------     ------------
 Cash                                                $ 15,782          $    -       $  392,958 (d)   $(222,040) (i)     $186,700 (m)
 Short-term investments                                   502            (86)                -                -              416
 Accounts receivable, less allowances                 100,732        (95,146)                -            (679) (i)        4,907
 Inventory                                            181,942       (162,226)                -                -           19,716
 Prepaid and other current assets                      37,194         (8,587)                -                -           28,607
                                                   -----------  --------------  ---------------    -------------     ------------
     Total current assets                             336,152       (266,045)          392,958        (222,719)          240,346

 Net fixed assets                                     123,272       (119,734)                -                -            3,538
 Net assets held for sale                              19,116               -                -                -           19,116
 Goodwill                                             274,549       (257,111)                -                -           17,438
 Investment in affiliates                               3,356               -                -                -            3,356
 Prepaid pension assets                                64,780               -                -                -           64,780
 Deferred loan costs                                   10,487               -          (4,251) (e)      (5,816) (j)          420
 Real estate investment                               109,028               -                -                -          109,028
 Long-term investments                                  5,041               -                -                -            5,041
 Other assets                                          14,939         (1,493)                -          (7,064) (i)        6,382
                                                   -----------  --------------  ---------------    -------------     ------------
      Total Assets                                  $ 960,720      $(644,383)       $  388,707       $(235,599)         $469,445
                                                   -----------  --------------  ---------------    -------------     ------------

 Bank notes payable & current maturities of debt    $  52,256      $        -      $  (20,078) (f)   $        -         $ 32,178 (n)
 Accounts payable                                      40,423        (31,627)                -                -            8,796
 Accrued liabilities:
 Salaries, wages and commissions                       27,226        (22,501)                -                -            4,725
 Employee benefit plan costs                            3,071         (1,109)                -                -            1,962
 Insurance                                             14,694         (3,976)                -                -           10,718
 Interest                                              12,732               -          (1,040) (f)     (11,019) (i)          673
 Other accrued liabilities                             31,432         (6,049)                -                -           25,383
                                                   -----------  --------------  ---------------    -------------     ------------
     Total current liabilities                        181,834        (65,262)         (21,118)         (11,019)           84,435

 Long-term debt, less current maturities              430,001               -        (201,956) (f)    (225,000) (i)        3,045 (n)
 Fair value of interest rate contract                  17,764               -                -                -           17,764
 Other long-term liabilities                           16,806        (11,078)                -                -            5,728
 Retiree health care liabilities                       42,465        (14,756)                -                -           27,709
 Noncurrent income taxes                               48,279               -                -                -           48,279
 Deferred income taxes                                  4,277           (148)           13,545 (g)          147 (k)       17,821
                                                   -----------  --------------  ---------------    -------------     ------------
     Total liabilities                                741,426        (91,244)        (209,529)        (235,872)          204,781

 Class A common stock                                   3,035         (5,896)            5,896                -            3,035
 Class B common stock                                     262               -                -                -              262
 Paid-in capital                                      232,799       (564,331)          564,331                -          232,799
 Treasury stock, at cost                             (76,532)               -                -                -         (76,532)
 Notes due from stockholders                          (1,831)               -                -                -          (1,831)
 Retained earnings                                     84,656         (2,855)           28,009 (h)          273 (l)      110,083
 Cumulative other comprehensive income               (23,095)          19,943                -                -          (3,152)
                                                   -----------  --------------  ---------------    -------------     ------------
     Total stockholders' equity                       219,294       (553,139)          598,236              273          264,664
                                                   -----------  --------------  ---------------    -------------     ------------
 Total liabilities & stockholders equity            $ 960,720      $(644,383)       $  388,707       $(235,599)         $469,445
                                                   -----------  --------------  ---------------    -------------     ------------


  The accompanying notes to the Unaudited Pro Forma Consolidated Balance Sheet are an integral part of these statements.

      NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                 (In thousands)

(a) Represents the elimination of the historical operating results from our fastener business that is being sold to Alcoa for the periods presented. The fastener business being sold to Alcoa does not include the results of two small divisions known as APS and Fairchild Aerostructures.

(b) Represents the effects of the disposition of our fastener business, which requires the mandatory repayment of the outstanding amounts borrowed under our United States credit facility.

(c) Represents the effects of the tender offer to purchase all of our $225 million 10 3/4% senior subordinated notes due 2009.

(d) Represents the reduction in net interest expense from the tender offer and the repayment of our worldwide debt facilities, excluding the remaining debt related to the Farmingdale real estate and Fairchild Aerostructures, as follows:

                                                           Three Months
                                                              Ended               Year Ended
                                                          Sept. 29, 2002         June 30, 2002
                                                       --------------------    -----------------
          Interest expense on retired debt:
          Fastener business debt in Europe                        $    250            $   1,410
          United States credit facility                              2,865               12,427
          Senior subordinated notes                                  5,409               23,158
                                                       --------------------    -----------------
          Reduction in interest expense                         $    8,524            $  36,995
                                                       --------------------    -----------------

(e) After the sale of our fastener business, the remaining selling, general and administrative expense, by business segment, is as follows:

                                                           Three Months
                                                              Ended               Year Ended
                                                          Sept. 29, 2002         June 30, 2002
                                                       --------------------    -----------------
          APS and Fairchild Aerostructures                        $    512            $   2,608
          Aerospace Distribution                                     3,307               14,030
          Real Estate Operations                                        61                  319
          Corporate                                                  4,793               23,697
                                                       --------------------    -----------------
                                                                $    8,673            $  40,654
                                                       --------------------    -----------------

(f) After the sale of our fastener business, the components of net interest expense are as follows:

                                                           Three Months
                                                              Ended               Year Ended
                                                          Sept. 29, 2002         June 30, 2002
                                                       --------------------    -----------------
          $100 million interest rate contract                   $    1,170            $   4,162
          Farmingdale $30,750 credit facility                          385                1,760
          Other cash interest expense                                  474                2,257
                                                       --------------------    -----------------
          Total cash interest expense                                2,029                8,179
          Non-cash interest expense (income)                           587                4,305
                                                       --------------------    -----------------
          Total interest expense                                     2,616               12,484
          Less: interest income                                      (142)              (2,723)
                                                       --------------------    -----------------
          Net interest expense                                  $    2,474            $   9,761
                                                       --------------------    -----------------

           NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (In thousands)

(a) Represents the elimination of the historical fastener business that is being sold to Alcoa for the period presented. The fastener business being sold to Alcoa does not include the net assets of two small divisions known as APS and Fairchild Aerostructures.

(b) Represents the effects of the disposition of our fastener business, which requires the mandatory repayment of the outstanding amounts borrowed under our United States credit facility.

(c) Represents the effects of the tender offer to purchase all of our $225 million 10 3/4% senior subordinated notes due 2009.

(d) Represents the net increase in cash from the disposition of the fastener business, prior to the tender offer, as follows:

          Gross cash proceeds received                         $    657,050
          Maximum payment of bonus/change of control               (29,018)  (1)
          State taxes                                               (6,000)
          Professional fees                                         (6,000)  (2)
                                                            ----------------
          Net cash proceeds prior to debt repayment                 616,032

          Debt retirement:
          Repayment of United States credit facility              (201,650)
          Repayment of fastener business debt in Europe            (20,384)
          Payment of accrued interest                               (1,040)
                                                            ----------------
          Net cash available prior to the tender offer         $    392,958
                                                            ----------------


(1) Represents the maximum bonus payments under performance goals for four of our executives that may be awarded as a result of the sale of the fastener business and represents the change of control payments due to the sale of our fastener business, under contracts with five of our executives. The bonuses are being considered at the special meeting as proposals 2, 3, 4 and 5 included in this proxy statement. The maximum payments that could be awarded are as follows:

                                                 Maximum           Change of
                                                  Bonus             Control
                                             ----------------  ----------------
          J. Steiner (b)                      $      16,427     $       6,280
          E. Steiner                                 13,141             5,434
          J. Flynn                                    6,570               900
          D. Miller                                   6,570             1,125
                                             ----------------  ----------------
          Total                               $      42,708     $      13,739
                                             ----------------  ----------------
          Maximum Amount to be paid (a)                                           $      56,447
                                                                                ----------------
          E. Juris                                   N/A                  795               795
                                                                                ----------------
          Total                                                                   $      57,242
                                                                                ----------------

        (a) The board of directors has decided that the maximum amount of the change of control payments and bonus payments on this sale, taken in the aggregate, cannot exceed $28,223 for Messrs. J. Steiner, E. Steiner, J. Flynn and D. Miller. In addition, to the extent an officer receives his change of control payment, the board will not approve a bonus to such officer in excess of 50% of the maximum bonus he otherwise would have been eligible to receive.

        (b) Subject to the overall maximum amount of $28,223 less any bonus payments paid to Messrs. J. Steiner, E. Steiner, J. Flynn and
              D. Miller in connection with the sale and less any change of control payments made to Messrs. E. Steiner, J. Flynn and
              D. Miller in connection with the sale, Mr. J. Steiner's change of control payment may be more than the amount shown on the table if he elects to defer receiving his change of control payment for this sale, to a later date. Mr. J. Steiner's change of control payment is based on a formula equal to 2.99 times base salary and
              2.99 times the preceding year's bonus. Pursuant to the terms of two of Mr. J. Steiner's employment agreements, Mr. J. Steiner may elect to defer, until the second anniversary of the closing of the sale, his change of control payment. If Mr. J. Steiner elects to defer his change of control payment, he is then entitled at any time prior to the second anniversary of the sale to elect to receive his change of control payment, in which event the change of control payment will be the greater of what Mr. J. Steiner would have received on the closing of the sale, or the change of control payment Mr. J. Steiner would then be entitled to receive based on his change of control formula, subject to the cap described above. In addition, J. Steiner and E. Steiner have entered into a non-competition and consulting agreement with Alcoa under which Alcoa has agreed to pay, over a four year period, fees to both gentlemen which in the aggregate total $5 million.

     (2) Includes financial advisory, fairness opinion and legal fees.

(e) Represents the write-off of deferred loan fees relating to the repayment of the United States credit facility.

(f) Represents required debt repayments as follows:

                                                                        Fastener
                                                                        European         U.S. Credit
                                                                          Debt             Facility            Total
                                                                     ---------------   ----------------   ----------------
 Bank notes payable & current maturities of debt                          $  17,828           $  2,250          $  20,078
 Long-term debt, less current maturities                                      2,556            199,400            201,956
                                                                     ---------------   ----------------   ----------------
 Total debt                                                               $  20,384          $ 201,650          $ 222,034
                                                                     ---------------   ----------------   ----------------
 Accrued interest                                                           $    61            $   979           $  1,040
                                                                     ---------------   ----------------   ----------------


(g)(h) Represents the tax benefit and the change in retained earnings associated with the disposition of the fastener business, the write-off of deferred loan fees, state taxes, professional fees, and the maximum bonus and change of control obligations that will be charged to earnings at closing, as follows:

                                                                                                             Adjustment
                                                                                             Tax             To Retained
                                                                          Total           Effect (g)        Earnings (h)
                                                                     ---------------   ----------------   -----------------
 Retained earnings of fastener business                                    $  2,855             $    -           $   2,855
 Gain on sale of fastener business (3)                                       38,699             13,545              25,154
                                                                     ---------------   ----------------   -----------------
                                                                          $  41,554          $  13,545           $  28,009
                                                                     ---------------   ----------------   -----------------

         (3) The book gain on the sale of the fastener business is calculated as follows:

                                                                                                              After-Tax
                                                                          Total           Tax Effect            Gain
                                                                     ---------------   ----------------   -----------------
 Proceeds from sale of the fastener business                          $   657,050
     Less: Equity of the fastener business                              (553,139)
     Recognition of cumulative translation losses                        (19,943)
                                                                     ---------------
 Gain on sale of fastener business before expenses                    $    83,968         $   29,389         $     54,579
 Write-off of deferred loan fees of U.S. credit facility                  (4,251)            (1,488)              (2,763)
 Transaction payments:
     Maximum bonus/change of control                                     (29,018)           (10,156)             (18,862)
     State taxes                                                          (6,000)            (2,100)              (3,900)
     Professional fees                                                    (6,000)            (2,100)              (3,900)
                                                                     ---------------   ----------------   -----------------
 Gain on sale of fastener business                                    $    38,699         $   13,545         $     25,154
                                                                     ---------------   ----------------   -----------------

The gain on the sale of the fastener business and the remaining net tax operating loss carryforward is calculated for United States income tax purposes as follows:

          Proceeds from the sale of the fastener business                                $ 657,050
          Less: Basis of fastener business                                               (359,000)
                                                                                   ----------------
          Gain on sale of fastener business before expenses                                298,050
          Write-off of deferred loan fees of U.S. credit facility
                                                                                           (4,251)
          Transaction payments:
          Maximum bonus/change of control                                                 (29,018)
          State taxes                                                                      (6,000)
          Professional fees                                                                (6,000)
                                                                                   ----------------
          Gain on sale of fastener business                                                252,781
          Available net tax operating loss carryforward                                  (282,547)
                                                                                   ----------------
          Remaining net tax operating loss carryforward after the sale                  $ (29,766)
                                                                                   ----------------


(i) Represents the cash required for the tender offer to purchase all of our 10 3/4% senior subordinated notes due 2009 as follows:

         Tender offer:
              10 3/4% Senior subordinated notes                                          $ 225,000
              Payment of accrued interest                                                   11,019
              Professional fees                                                              1,000
              Less: Collateral received to satisfy a note receivable (4)                  (14,300)
              Less: Collection of interest on note receivable                                (679)
                                                                                   ----------------
              Net cash required for tender offer                                         $ 222,040
                                                                                   ----------------

         (4) Represents the collection of promissory notes due from an unaffiliated third party that will be satisfied, in conjunction with the tender offer, by the payment to us of the collateral for the promissory notes consisting of $14,300 face value of 10 3/4% senior subordinated notes due 2009. The carrying value of the promissory notes was $7,064.

(j) Represents the write-off of deferred loan fees due to the tender offer.

(k)(l) Represents the tax benefit and the change in retained earnings associated with the tender offer.

                                                                                                                   Adjustment
                                                                                                   Tax             To Retained
                                                                                Total           Effect(k)          Earnings(l)
                                                                           ----------------  ----------------   -----------------
 Gain on promissory notes                                                      $    7,236      $     2,533        $      4,703
 Write-off of deferred loan fees of 10 3/4% senior subordinated notes                (5,816)          (2,036)             (3,780)
 Professional fees                                                                (1,000)            (350)               (650)
                                                                           ----------------  ----------------   -----------------
                                                                               $      420      $       147        $        273
                                                                           ----------------  ----------------   -----------------

(m) Includes restricted cash of $25,000 required to be placed in escrow as a result of the sale of our fastener business and approximately $18,000 required to be provided as cash collateral for outstanding letters of credit and an interest rate contract obligation.

(n) Represents the $30,750 debt related to Farmingdale real estate, $3,953 related to Fairchild Aerostructures debt and $520 of other debt.